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                                                                   EXHIBIT 10.14

                                 AMENDMENT NO. 2
                                       TO
                   AMENDED AND RESTATED PARTNERSHIP AGREEMENT
                                       OF
                               OPPENHEIMER CAPITAL

        This Amendment No. 2, dated as of November 4, 1997 (the "Amendment"), to the Amended and Restated Partnership Agreement of Oppenheimer Capital is made and entered into by and between Oppenheimer Financial Corp., a Delaware corporation ("Opfin"), and Oppenheimer Capital, L.P., a Delaware limited partnership ("0p, L.P." and together with Opfin, the "Partners").

                               W I T N E S S E T H

        WHEREAS, Oppenheimer Capital, a Delaware general partnership (the "Partnership"), was formed under the Delaware Uniform Partnership Law, 6 Del.
C. Section 1501, et seq., pursuant to the Partnership Agreement of the Partnership, dated June 25, 1987 (the "Original Partnership Agreement");

        WHEREAS, the Original Partnership Agreement was amended and restated by the Amended and Restated Partnership Agreement of the Partnership, dated as of March 14, 1991, and was further amended by Amendment No. 1 to the Amended and


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Restated Partnership Agreement, dated as of June 15, 1994 (as heretofore amended, the "Partnership Agreement");

        WHEREAS, the Partners are the only partners of the Partnership; and

        WHEREAS, the Partners desire to further amend the Partnership Agreement.

        NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties, intending to be legally bound, hereby agree as follows:

        1. Amendments.

                A. Section 6.03(a) of the Partnership Agreement is hereby amended by adding the following language:

                Notwithstanding the foregoing, if Opfin transfers all of its interest in the Partnership during any Fiscal Quarter of the Partnership,

                (i) its share of the Net Income or Net Loss of the Partnership for (w) each full month, if any, in such Fiscal Quarter prior to the month in which such transfer occurs, shall be Opfin's Percentage Interest as of the last day of such month of the actual Net Income or Net Loss of the Partnership for such month and (x) the month in which the transfer occurs, shall be Opfin's Percentage Interest as of the close of the day immediately preceding the day of transfer of that portion of the actual Net Income or Net Loss of the Partnership for

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                        such month that the number of days in such month prior
                        to the day of transfer bears to the total number of days in such month; and

                (ii) Opfin's transferee shall be allocated as its share of the Net Income or Net Loss of the Partnership for the Fiscal Quarter of transfer (y) for the month in which the transfer occurs, its Percentage Interest, determined as of the close of the day of transfer, of that portion of the actual Net Income or Net Loss of the Partnership for such month that the number of days in such month beginning on and following the day of transfer bears to the total number of days in such month and (z) for each full month, if any, in such Fiscal Quarter after the month in which such transfer occurs, its Percentage Interest as of the last day of such month of the actual Net Income or Net Loss of the Partnership for such month.

                B. Section 6.03(b) of the Partnership Agreement is hereby amended by deleting the current text in its entirety and substituting in lieu thereof the following:

                (b) Except as provided in Sections 6.03(a), 6.03(c) and 6.03(d) hereof, the allocation of Net Income and Net Loss, as to each month, shall be in accordance with a Partner's Percentage Interest as of the last day of such month.

                C. Section 11.03(a) of the Partnership Agreement is hereby amended by adding the following language:

                In the case of a transfer described in the second sentence of
                Section 6.03(a), the profits and losses of the Partnership for the Fiscal Quarter of transfer to be so allocated between the assignor and the assignee shall be computed in accordance with the provisions thereof.

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                D. Section 11.03(c) of the Partnership Agreement is amended by adding the following language:

                provided, however, that, in the case of a transfer described in the second sentence of Section 6.03(a), the "effective date" of the assignment shall be the day before the day of transfer.

        2. Successors and Assigns. This Amendment shall be binding upon, and shall enure to the benefit of, the parties hereto and their respective successors and assigns.

        3. Full Force and Effect. Except to the extent modified hereby, the Partnership Agreement shall remain in full force and effect.

        4. Counterparts. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart.

        5. Choice of Law. This Amendment shall be interpreted in accordance with the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by such laws.

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        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

                                   OPPENHEIMER FINANCIAL CORP.

                                   BY:    [SIG]
                                       -------------------------------------
                                       Name:
                                       Title:


                                   OPPENHEIMER CAPITAL, L.P.

                                   By: Oppenheimer Financial Corp.


                                   By:    [SIG]
                                       -------------------------------------
                                       Name:
                                       Title:


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